Prospectus Investor and Service Class Shares

FEBRUARY 28, 2018, as supplemented through December 10, 2018

Access One Trust

	INVESTOR CLASS	SERVICE CLASS
Access Flex Bear High Yield FundSM	AFBIX	AFBSX
Access Flex High Yield FundSM	FYAIX	FYASX

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

3	Summary Section
4	Access Flex Bear High Yield FundSM
9	Access Flex High Yield FundSM
15	Investment Objectives, Principal Investment Strategies and Related Risks
21	Fund Management
23	General Information
29	Shareholder Services Guide
39	Financial Highlights

Summary Section

4 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

Important Information About the Fund

If Access Flex Bear High Yield Fund (the "Fund") is successful in meeting its objective, its net asset value should generally lose value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally increase in value as the high yield market is falling (losing value). These results are generally opposite those of most traditional high yield mutual funds.

Investment Objective

The Fund seeks to provide investment results that correspond generally to the inverse of the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	3.43%	3.43%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	4.18%	5.18%
Fee Waivers/Reimbursements*	-2.40%	-2.40%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.78%	2.78%

*  ProFund Advisors LLC ("ProFund Advisors") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through February 28, 2019. After that date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$1,051	$1,935	$4,210
Service Class	$281	$1,338	$2,391	$5,008

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's annual portfolio turnover rate was 0% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund's portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve positive returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in derivatives, money market instruments and U.S. Treasury obligations that ProFund Advisors believes, in combination, should provide investment results that correspond to the inverse of the high yield market consistent with maintaining reasonable liquidity. The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

>  Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for directly shorting debt securities in order to gain inverse exposure to the high yield market. These derivatives principally include:

•  Credit Default Swaps ("CDS") — As a substitute for shorting bonds in order to gain inverse credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide short exposure to credit, it will generally be a net buyer of credit protection with respect to North American high yield debt issuers. Buying credit protection is equivalent to being "short" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued every six months on a 100-name basket, which names vary from issue to issue.

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 5

•  U.S. Treasury Futures Contracts — The Fund intends to invest in short U.S. Treasury futures contracts in order to obtain inverse exposure to interest rates, similar to the inverse interest rate exposure that would be present when shorting high yield bonds but is not present in CDS. U.S. Treasury futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally sell U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>  Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•  U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•  Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

The Fund seeks to maintain inverse exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of periods favorable for the high yield market (which would generally be adverse market conditions for this Fund). There is no assurance that the Fund will achieve its investment objective.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Credit Default Swaps (CDS) Risk — The Fund will normally be a net buyer of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.

Compounding Risk — In the course of managing the Fund's investments, ProFund Advisors will need to periodically adjust the Fund's holdings in order to maintain investment exposure approximately equivalent to the Fund's assets. This process entails obtaining additional inverse exposure as the Fund experiences gains, and reducing inverse exposure as the Fund experiences losses. The higher the volatility is in the credit markets, the more such rebalancing can adversely affect the Fund's performance.

Counterparty Risk — While the instruments the Fund will use are expected to be centrally cleared, the Fund will still be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Active Management Risk — The performance of actively managed funds reflects, in part, the ability of ProFund Advisors to select investments and make investment decisions that are suited to achieving the Fund's investment objective. ProFund Advisors' judgments about the Fund's investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

Debt Instrument Risk — The Fund invests in, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates. These factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities

6 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. While the realization of certain of these risks may benefit the Fund because the Fund seeks investments results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities swaps, futures and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. As a fund seeking investment results that correspond to the inverse of the high yield market, the Fund's performance will generally decrease when the high yield market gains value.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance. While the realization of certain of these risks may benefit the Fund because the Fund seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Currently, interest rates are at near-historically low levels. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Fund. Since the Fund seeks investment results that correspond to the inverse of the high yield market, the Fund's performance will generally be more favorable when interest rates rise and less favorable when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk — Shareholders should lose money when the high yield market gains value and make money when the high yield market loses value — results that are the opposite of the results of investing in traditional high yield mutual funds.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains or achieving a high inverse correlation with the total return of the high yield market.

Non-Diversification Risk — The Fund is classified as "non-diversified" under the Investment Company Act of 1940 ("1940 Act"), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

FUND NUMBERS :: Investor Class AFBIX :: Service Class AFBSX :: Access Flex Bear High Yield Fund :: 7

Portfolio Turnover Risk — The Fund's strategy typically involves high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk — The Fund may seek inverse or "short" exposure through financial instruments, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain inverse exposure through financial instruments such as swap agreements, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund's ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payment on the Fund's short positions will negatively impact the Fund.

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the bond markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the performance of the Fund's NAV may vary, perhaps significantly, from the performance of the high yield market.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund's investment results for Investor Class shares have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund's results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 3/31/2009): 13.14%;

Worst Quarter (ended 9/30/2009): -12.18%.

The year-to-date return as of the most recent quarter, which ended December 31, 2017, was -4.51%.

Average Annual Total Returns

As of December 31, 2017

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				4/27/05
– Before Taxes	-4.51%	-9.34%	-11.66%
– After Taxes on Distribution	-4.51%	-9.34%	-11.66%
– After Taxes on Distribution and Sale of Shares	-2.55%	-6.76%	-7.50%
Service Class Shares	-4.90%	-10.13%	-12.51%	4/27/05
JPMorgan Domestic High Yield Index#	7.59%	6.10%	8.26%
Markit iBoxx $ Liquid High Yield Index#*	6.34%	4.73%	6.55%

#  Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

*  As of January 1, 2018 the Fund's performance benchmark changed from the JPMorgan Domestic High Yield Index to the Markit iBoxx $ Liquid High Yield Index. This change was made in order to better match the Fund's performance benchmark to its Investment Objective.

8 :: Access Flex Bear High Yield Fund :: TICKERS :: Investor Class AFBIX :: Service Class AFBSX

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund's shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since April 2005 and August 2016, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>  $5,000 for accounts that list a financial professional.

>  $15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, and capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 9

Important Information About the Fund

If Access Flex High Yield Fund (the "Fund") is successful in meeting its objective, its net asset value should generally gain value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally decrease in value as the high yield market is falling (losing value).

Investment Objective

The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Wire Fee $10

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Service Class
Investment Advisory Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.00%	1.00%
Other Expenses	1.06%	1.06%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.81%	2.81%
Fee Waivers/Reimbursements*	-0.03%	-0.03%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements*	1.78%	2.78%

*  ProFund Advisors LLC ("ProFund Advisors") has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.78% for Investor Class shares and 2.78% for Service Class shares through February 28, 2019. After that date, the expense limitation may be terminated or revised by ProFund Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period; however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$181	$567	$977	$2,124
Service Class	$281	$868	$1,481	$3,136

The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's annual portfolio turnover rate was 1,517% of the average value of its entire portfolio. This portfolio turnover rate is calculated without regard to cash instrument or derivatives transactions. If such transactions were included, the Fund's portfolio turnover rate would be significantly higher.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve positive returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in derivatives, money market instruments and U.S. Treasury obligations that ProFund Advisors believes, in combination, should provide investment results that correspond to the high yield market consistent with maintaining reasonable liquidity. The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.

>  Derivatives — The Fund invests in derivatives, which are financial instruments whose value is derived from the value of an underlying asset or assets, such as stocks, bonds or funds (including exchange-traded funds ("ETFs")), currencies, interest rates or indexes. The Fund invests in derivatives as a substitute for investing directly in debt securities in order to gain exposure to the high yield market. These derivatives principally include:

•  Credit Default Swaps ("CDS") — As a substitute for investing directly in bonds in order to gain credit exposure to the high yield market, the Fund intends to invest in centrally cleared, index-based CDS. CDS provide exposure to the credit of one or more debt issuers referred to as "reference entities." These instruments are designed to reflect changes in credit quality, including events of default. CDS are most commonly discussed in terms of buying or selling credit protection with respect to a reference entity. Because the Fund seeks to provide long exposure to credit, it will generally be a net seller of credit protection with respect to North American high yield debt issuers. Selling credit protection is equivalent to being "long" credit. Index-based CDS provide credit exposure, through a single trade, to a basket of reference entities. A variety of high yield, index-based CDS with different characteristics are currently available in the marketplace with new issuances occurring periodically. Issuances typically vary in terms of underlying reference entities and maturity and, thus, can have significant differences in performance over time. The Fund intends to typically invest in new issuances of 5.25 year maturity North American high yield, index-based CDS, which are issued every six months on a 100-name basket, which names vary from issue to issue.

•  U.S. Treasury Futures Contracts — The Fund intends to invest in U.S. Treasury futures contracts in order to obtain interest rate exposure similar to the interest rate exposure that is present in high yield bonds but is not present in CDS.

10 :: Access Flex High Yield Fund :: TICKERS :: Investor Class FYAIX :: Service Class FYASX

U.S. Treasury futures contracts are standardized contracts traded on, or subject to the rules of, an exchange that call for the future delivery of a specified quantity and type of U.S. Treasury at a specified time and place or, alternatively, may call for cash settlement. The Fund will generally purchase U.S. Treasury futures contracts as a substitute for a comparable market position in U.S. Treasury notes.

>  Money Market Instruments — The Fund invests in short-term cash instruments that have a remaining maturity of 397 days or less and exhibit high quality credit profiles, including:

•  U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.

•  Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase agreements are primarily used by the Fund as a short-term investment vehicle for cash positions.

>  U.S. Treasury Obligations — The Fund invests in obligations of the U.S. Department of the Treasury ("U.S. Treasury"), including Treasury bills and notes and other obligations issued or guaranteed by the U.S. Treasury, and repurchase agreements fully collateralized by U.S. Treasury securities. Theses debt securities carry different interest rates, maturities and issue dates.

The Fund seeks to maintain exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the high yield market. There is no assurance that the Fund will achieve its investment objective.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Principal Risks

You could lose money by investing in the Fund.

Risks Associated with the Use of Derivatives — The Fund obtains investment exposure through derivatives. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks than investing directly in the reference asset(s) underlying those derivatives. These risks include counterparty risk and liquidity risk (each as discussed below). When the Fund uses derivatives, there may be imperfect correlation between the value of the reference asset(s) and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Credit Default Swaps (CDS) Risk — The Fund will normally be a net seller of credit protection on North American high yield debt issuers through index-based CDS. Upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Fund intends, as practicable, to obtain initial exposure primarily through centrally cleared CDS, an active market may not exist for any of the CDS in which the Fund invests or in the reference entities subject to the CDS. As a result, the Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions.

Counterparty Risk — While the instruments the Fund will use are expected to be centrally cleared, the Fund will still be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. If a counterparty becomes bankrupt or fails to perform its obligations, the value of an investment in the Fund may decline.

Active Investor Risk — The Fund permits short-term trading of its securities. A significant portion of assets invested in the Fund come from professional money managers and investors who use the Fund as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Fund. In addition, large movements of assets into and out of the Fund may have a negative impact on the Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Active Management Risk — The performance of actively managed funds reflects, in part, the ability of ProFund Advisors to select investments and make investment decisions that are suited to achieving the Fund's investment objective. ProFund Advisors' judgments about the Fund's investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with a similar investment objective and/or strategies.

Debt Instrument Risk — The Fund invests in, or seeks exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as the Fund may be required to reinvest the proceeds at lower interest rates. These factors may cause the value of an investment in the Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 11

financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury market can be volatile, and the value of securities, swaps, futures and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to periods of high volatility and reduced liquidity in the fixed income markets. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish the Fund's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund's performance.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Currently, interest rates are at near-historically low levels. Thus, the Fund potentially faces a heightened level of interest rate risk should interest rates rise. Commonly, investments subject to interest rate risk, such as the Fund's CDS investments, will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Fund invests, the Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which the Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent the Fund from limiting losses, realizing gains, or achieving a high correlation with the total return of the high yield market.

Non-Diversification Risk — The Fund is classified as "non-diversified" under the Investment Company Act of 1940 ("1940 Act"), and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

Portfolio Turnover Risk — The Fund's strategy typically involves high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of the Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. The Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation

12 :: Access Flex High Yield Fund :: TICKERS :: Investor Class FYAIX :: Service Class FYASX

subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the Statement of Additional Information for more information.

Valuation Risk — In certain circumstances, portfolio assets may be valued using techniques other than market quotations. The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio assets that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that the Fund could sell a portfolio asset for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the bond markets close before such time or may not be open for business on the same calendar days as the Fund. As a result, the performance of the Fund's NAV may vary, perhaps significantly, from the performance of the high yield market.

Please see "Investment Objectives, Principal Investment Strategies and Related Risks" in the back of the Fund's Full Prospectus for additional details.

Investment Results

The bar chart below shows how the Fund's investment results for Investor Class shares have varied from year to year, and the table shows how the Fund's average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund's results can be obtained by visiting ProFunds.com.

Annual Returns of Investor Class Shares as of December 31 each year

Best Quarter (ended 6/30/2009): 13.71%;

Worst Quarter (ended 3/31/2009): -15.59%.

The year-to-date return as of the most recent quarter, which ended December 31, 2017, was 5.35%.

Average Annual Total Returns

As of December 31, 2017

	One Year	Five Years	Ten Years	Inception Date
Investor Class Shares				12/17/04
– Before Taxes	5.35%	5.01%	6.33%
– After Taxes on Distribution	3.32%	3.09%	4.42%
– After Taxes on Distribution and Sale of Shares	3.00%	2.95%	4.08%
Service Class Shares	4.33%	3.98%	5.30%	12/17/04
JPMorgan Domestic High Yield Index#	7.59%	6.10%	8.26%
Markit iBoxx $ Liquid High Yield Index#*	6.34%	4.73%	6.55%

#  Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index.

*  As of January 1, 2018 the Fund's performance benchmark changed from the JPMorgan Domestic High Yield Index to the Markit iBoxx $ Liquid High Yield Index. This change was made in order to better match the Fund's performance benchmark to its Investment Objective.

Average annual total returns are shown on a before- and after-tax basis for Investor Class shares only. After-tax returns for Service Class shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold the Fund's shares through tax-deferred arrangements, such as a retirement account. After-tax returns may exceed the return before taxes due to a tax benefit from realizing a capital loss on a sale of shares.

Management

The Fund is advised by ProFund Advisors. Jeffrey Ploshnick, Senior Portfolio Manager, and Benjamin McAbee, Portfolio Manager, have jointly and primarily managed the Fund since December 2004 and August 2016, respectively.

Purchase and Sale of Fund Shares

The minimum initial investment amounts for all classes, which may be waived at the discretion of the Fund, are:

>  $5,000 for accounts that list a financial professional.

>  $15,000 for self-directed accounts.

You may purchase, redeem or exchange Fund shares on any day which the New York Stock Exchange is open for business. Depending on where your account is held, you may redeem your shares by contacting your financial professional or the Fund by mail, telephone, wire transfer or on-line (ProFunds.com).

Tax Information

The Fund's distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon withdrawal of monies from such tax-advantaged arrangements. The Fund intends to distribute income, if any, at least quarterly and capital gains, if any, at least annually.

FUND NUMBERS :: Investor Class FYAIX :: Service Class FYASX :: Access Flex High Yield Fund :: 13

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Service Class shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary's website for more information.

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Investment Objectives,
Principal Investment Strategies and
Related Risks

16 :: Investment Objectives, Principal Investment Strategies and Related Risks

This section contains additional details about the Funds' investment objectives, principal investment strategies and related risks.

Investment Objectives

The Access Flex Bear High Yield Fund and Access Flex High Yield Fund (each a "Fund" or collectively the "Access One Funds" or "Funds") offered herein are series of the Access One Trust (the "Trust") and are designed to correspond generally to the total return, or the inverse of the total return, of the high yield market consistent with maintaining reasonable liquidity.

Each Fund's investment objective is non-fundamental, meaning it may be changed by the Board of Trustees ("Board"), without the approval of Fund shareholders.

Principal Investment Strategies

In seeking to achieve each Fund's investment objective, ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") takes into consideration, among other things, the relative liquidity of and transaction costs associated with a particular investment and industry diversification of the Fund's overall portfolio. The Advisor does not conduct fundamental analysis in managing each Fund.

Each Fund is not a traditional index fund and each Fund seeks to provide investment results that correspond to the high-yield market, or the inverse thereof, but does not attempt to replicate the performance of a specific index, including the index shown in the performance table. The investment techniques utilized are intended to maintain high correlation with, and similar aggregate characteristics to those of high yield debt securities ("junk bonds") and/or the high yield debt securities market ("high yield market"), or the inverse thereof. For example, a Fund may gain exposure to only a representative sample of securities which is intended to have aggregate characteristics similar to those of the high yield market. In addition, a Fund may obtain exposure to components not included in the high yield market or overweight or underweight certain components contained in the high yield market.

ProFund Advisors does not invest the assets of the Funds in securities or financial instruments based on ProFund Advisors' view of the investment merit of a particular security, instrument, or company, other than for cash management purposes, nor does it conduct conventional investment research or analysis (other than in determining counterparty creditworthiness), or forecast market movement or trends, in managing the assets of the Funds. Each Fund seeks to remain fully invested at all times in securities and/or financial instruments that, in combination, provide exposure to the high yield market without regard to market conditions, trends, direction, or the financial condition of a particular issuer. The Funds do not take temporary defensive positions.

The Funds are subject to the "names rule" (Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act")), and each Fund commits to invest at least 80% of its assets (i.e., net assets plus borrowings for investment purposes), under normal circumstances, in the types of securities suggested by its name and/or investments with similar economic characteristics. Such direct or inverse exposure may be obtained through direct investments/short positions in the securities and/or through investments with similar economic characteristics (i.e., high yield securities market and/or financial instruments with similar economic characteristics). For purposes of such investment policy, "assets" includes not only the amount of a Fund's net assets attributable to investments providing direct investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also cash and cash equivalents that are segregated on the Fund's books and records or being used as collateral, as required by applicable regulatory guidance, or otherwise available to cover such investment exposure. The Board has adopted a policy to provide investors with at least 60 days' notice prior to changes in the Funds' name policies.

Principal Risks Specific to the Funds

Like all investments, investing in the Funds entails risks. A Fund's net asset value ("NAV") will change daily based on the performance of the high yield market or security which in turn is affected by variations in market conditions, interest rates and other economic, political or financial developments. The impact of these developments on a Fund will depend upon the types of securities in which a Fund invests, a Fund's level of investment in particular issuers and other factors, including the financial condition, industry, economic sector and location of such issuers. The factors most likely to have a significant impact on a Fund's portfolio are called "principal risks." The principal risks for each Fund are described in each Fund's Summary Prospectus and additional information regarding certain of these risks, as well as information related to other potential risks to which the Funds may be subjected, is provided below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information ("SAI") contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to other risks in addition to these identified as principal risks.

Risks Associated With the Use of Derivatives

Each Fund obtains investment exposure through derivatives (including investing in: swap agreements; futures contracts; and similar instruments). Investing in derivatives may be considered aggressive and may expose a Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., securities in the high yield market). The use of derivatives may result in larger losses or smaller gains than directly investing in securities. The risks of using derivatives include: 1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); 2) the risk that an instrument is mispriced; 3) credit or counterparty risk on the amount each Fund expects to receive from a counterparty; 4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund's position in a particular instrument when desired. Each of these factors may prevent the Fund from achieving its investment objective and may increase the volatility

Investment Objectives, Principal Investment Strategies and Related Risks :: 17

(i.e., fluctuations) of the Fund's returns. Because derivatives often require limited initial investment, the use of derivatives also may expose the Fund to losses in excess of those amounts initially invested. Any costs associated with using derivatives will also have the effect of lowering the Fund's return.

Active Investor Risk — The Funds permit short-term trading of their securities. In addition, ProFund Advisors expects a significant portion of the assets invested in the Funds to come from professional money managers and investors who use the Funds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover and may result in additional costs for the Funds. In addition, large movements of assets into and out of the Funds may have a negative impact on a Fund's ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund's expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Credit Default Swaps (CDS) Risk — While the Access Flex Bear High Yield Fund will normally be a net "buyer" of CDS and while the Access Flex High Yield Fund will normally be a net "seller" of CDS, at times the Access Flex Bear High Yield Fund may be a net "seller" and the Access Flex High Yield Fund may be a net "buyer" of CDS. When a Fund is a seller of credit protection, upon the occurrence of a credit event, the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. When a Fund is a buyer of credit protection, upon the occurrence of a credit event, the counterparty to the Fund will have an obligation to pay the full notional value of a defaulted reference entity less recovery value. Recovery values for CDS are generally determined via an auction process to determine the final price for a given reference entity. Although the Funds intend, as practicable, to obtain exposure through centrally cleared CDS, an active market may not exist for any of the CDS in which a Fund invests or in the reference entities subject to the CDS. As a result, a Fund's ability to maximize returns or minimize losses on such CDS may be impaired. Other risks of CDS include difficulty in valuation due to the lack of pricing transparency and the risk that changes in the value of the CDS do not reflect changes in the credit quality of the underlying reference entities or may otherwise perform differently than expected given market conditions. Because a Fund may use a single counterparty or a small number of counterparties to achieve the requisite exposure to underlying reference entities and there are no limitations on the notional amount established for the CDS, a CDS may involve many reference entities. In such cases, counterparty risk may be amplified.

Compounding Risk (Access Flex Bear High Yield Fund only) — In the course of managing the Fund's investments, ProFund Advisors will need to periodically adjust the Fund's holdings in order to maintain investment exposure approximately equivalent to the Fund's assets. This process entails obtaining additional inverse exposure as the Fund experiences gains, and reducing inverse exposure as the Fund experiences losses. The higher the volatility is in the credit markets, the more such rebalancing can adversely affect the Fund's performance.

Counterparty Risk — A Fund will invest in financial instruments involving third parties (i.e., counterparties). The use of financial instruments, such as swap agreements or futures contracts or forward contracts, involves risks that are different from those associated with ordinary portfolio securities transactions. A Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount it expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. The Funds generally structure the agreements such that, either party can terminate the contract without penalty prior to the termination date. A Fund may be negatively impacted if a counterparty becomes bankrupt or fails to perform its obligations under such an agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit rating, at the time of the transaction, is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors to be of comparable quality. These are usually only major, global financial institutions. The Funds seek to mitigate risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount approximately equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, or there are delays in accessing the collateral, a Fund will be exposed to the risks described above including possible delays in recovering amounts as a result of bankruptcy proceedings. Although the counterparty to a centrally cleared swap agreement and/or exchange-traded futures contract is often backed by a futures commission merchant ("FCM") or clearing organization that is further backed by a group of financial institutions, there may be instances in which the FCM or the clearing organization could fail to perform its obligations, causing significant losses to a Fund. For example, a Fund could lose margin payments it has deposited with a clearing organization as well as any gains owed but not paid to the Fund, if the clearing organization becomes insolvent or otherwise fails to perform its obligations. Under current Commodity Futures Trading Commission ("CFTC") regulations, a FCM maintains customers' assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM's bankruptcy. In that event, in the case of futures and options on futures, the FCM's customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM's customers. In addition, a Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund's exposure to counterparty credit risk. A Fund does not specifically limit its counterparty risk with respect to any single counterparty. Further, there is a risk that no suitable counterparties are willing to enter into, or continue to enter into, transactions with a Fund and, as a result, the Fund may not be able to achieve its inverse investment objective. Contractual provisions and applicable law may prevent or delay a Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of a Fund. If the

18 :: Investment Objectives, Principal Investment Strategies and Related Risks

credit rating of a derivatives counterparty declines, a Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty's (or its affiliate's) insolvency, the possibility exists that a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a "bail in").

Debt Instrument Risk — Each Fund will invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, issuer credit risk and other factors. Typically, the prices of outstanding debt instruments fall when interest rates rise. Without taking into account other factors, the prices of debt instruments with longer maturities may fluctuate more in response to interest rate changes than those of debt instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security will repay principal (in part or in whole) prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates, as a Fund may be required to reinvest the proceeds received at lower interest rates. In addition, changes in the credit quality of the issuer of a debt instrument (including a default) can also affect the price of a debt instrument. These factors may cause the value of an investment in a Fund to change. Also, the securities of certain U.S. government agencies, authorities or instrumentalities are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to more credit risk than securities issued by and guaranteed as to principal and interest by the U.S. government. All U.S. government securities are subject to credit risk. It is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. Such a credit event may also adversely impact the financial markets. High-yield, fixed income securities are considered to be speculative and may have a greater risk of default than other types of debt instruments. The Access Flex Bear High Yield Fund is inversely correlated to bond prices and will typically respond differently to the above factors than would a Fund positively correlated to bond prices such as the Access Flex High Yield Fund.

Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Fixed Income and Market Risk — The U.S. Treasury markets can be volatile, and the value of securities, swaps, futures, and other instruments correlated with these markets may fluctuate dramatically from day-to-day. Fixed income markets are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. These factors may also lead to increased volatility and reduced liquidity in the fixed income markets. During those periods, the Fund may experience increased levels of shareholder redemptions, and may have to sell securities at times when it would otherwise not do so, and at unfavorable prices. Fixed income securities may be difficult to value during such periods. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Further, the fixed income markets may underperform other investments that track other markets, segments and sectors. Volatility in the markets and/or market developments may cause the value of an investment in the Fund to decrease.

High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as "junk bonds") may involve greater levels of credit, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce market liquidity (liquidity risk). Less active markets may diminish a Fund's ability to obtain accurate market quotations when valuing the portfolio securities and thereby give rise to valuation risk. High yield debt instruments may also present risks based on payment expectations. For example, these instruments may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a security is in default with respect to interest or principal payments, the issuer's security could lose its entire value. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect a Fund's performance. While the realization of certain of these risks may benefit the Access Flex Bear High Yield Fund because it seeks investment results that correspond to the inverse of the high yield market, such occurrences may introduce more volatility to the Fund.

Interest Rate Risk — Interest rate risk is the risk that debt securities or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions because

Investment Objectives, Principal Investment Strategies and Related Risks :: 19

interest rates are at historically low levels. Thus, the Access Flex High Yield Fund currently faces a heightened level of interest rate risk, especially since the Federal Reserve Board concluded its quantitative easing program. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for the Access Flex Bear High Yield Fund. The value of securities with longer maturities may fluctuate more in response to interest rate changes than the value of securities with shorter maturities.

Inverse Correlation Risk (Access Flex Bear High Yield Fund only) — Shareholders should lose money when the high yield market gains value — a result that is the opposite from the results of investing in traditional high yield mutual funds.

Operational Risk — The Fund, its service providers, and financial intermediaries are subject to operational risks arising from, among other things, human error, systems and technology errors and disruptions, failed and inadequate controls, and fraud. These errors may adversely affect the Fund's operations, including its ability optimize its investment process or calculate its NAV in a timely manner. The Fund relies on order information provided by financial intermediaries to determine the net inflows and outflows. As a result, the Fund is subject to operational risks associated with reliance on those financial intermediaries and their data sources. In particular, errors in the order information may result in the purchase or sale of the instruments in which the Fund invests in a manner that may be disadvantageous to the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that may impact the performance of a Fund and the Fund may be unable to recover any damages associated with such failures.

Liquidity Risk — In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the Funds invest, a Fund might not be able to acquire or dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Markets for the securities or financial instruments in which a Fund invests may be disrupted by a number of events, including but not limited to economic crises, natural disasters, new legislation, or regulatory changes inside or outside of the U.S. For example, regulation limiting the ability of certain financial institutions to invest in certain securities would likely reduce the liquidity of those securities. These situations may prevent a Fund from limiting losses, realizing gains, or from achieving a high (or inverse) correlation with the total return of the high yield market.

Non-Diversification Risk — Each Fund is classified as "non-diversified" under the 1940 Act, and has the ability to invest a relatively high percentage of its assets in financial instruments with a single counterparty or a few counterparties. This may cause the credit of one or a relatively smaller number of counterparties to have a greater impact on the Fund's performance. Notwithstanding the Fund's status as a "non-diversified" investment company under the 1940 Act, the Fund intends to qualify as a "regulated investment company" ("RIC") accorded special tax treatment under the Internal Revenue Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act.

Portfolio Turnover Risk — Each Fund's strategy typically involves high portfolio turnover to manage the Fund's investment exposure. Additionally, active trading of each Fund's shares may cause more frequent purchase and sales activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of transactions increase brokerage and other transaction costs and may result in increased taxable capital gains.

Short Sale Exposure Risk (Access Flex Bear High Yield Fund only) — The Fund may seek inverse or "short" exposure through financial instruments such as swap agreements or futures contracts, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund's return, result in a loss, have the effect of limiting the Fund's ability to obtain inverse exposure through financial instruments such as swap agreements or futures contracts, or require the Fund to seek inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund's ability to issue additional shares may be adversely affected. Obtaining inverse exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments on the Fund's short positions will negatively impact the Fund.

Tax Risk — In order to qualify for the special tax treatment accorded a RIC and its shareholders, each Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability to so qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see each Fund's Statement of Additional information for more information.

Valuation Risk — In certain circumstances, portfolio securities may be valued using techniques other than market quotations. See the discussion under "General Information" under "Calculating Share Prices." The value established for a portfolio security may be different from what would be produced through the use of another methodology or if it had been priced using market quotations. Portfolio securities that are valued using techniques other than market quotations, including "fair valued" securities, may be subject to greater fluctuation in their value from

20 :: Investment Objectives, Principal Investment Strategies and Related Risks

one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Valuation Time Risk — Each Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the bond markets close before such time or may not be open for business on the same calendar day as the Fund. As a result, the performance of a Fund's NAV may vary, perhaps significantly, from the performance of the high yield market.

Additional Securities, Instruments, and Strategies

This section describes additional securities, instruments and strategies that may be utilized by a Fund that are not principal investment strategies of a Fund unless otherwise noted in the Fund's description of principal strategies. Additional information about the types of investments that a Fund may make is set forth in the SAI.

>  Reverse Repurchase Agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. Reverse repurchase agreements may be considered a form of borrowing for some purposes and may create leverage.

>  U.S. Government Securities are issued by the U.S. government or by one of its agencies or instrumentalities. Some, but not all, U.S. government securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. government securities are backed by the issuer's right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization. All U.S. Government Securities are subject to credit risk.

A Precautionary Note to Investment Companies

For purposes of the 1940 Act, each Fund is a registered investment company, and the acquisition of Fund shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust and the Funds have obtained an exemptive order from the SEC allowing a registered investment company to invest in a Fund beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into a Participation Agreement with Access One Trust regarding the terms of the investment. Any investment company considering purchasing shares of a Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Trust.

A Precautionary Note Regarding Regulatory Initiatives

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies.

The regulation of derivatives in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse. The SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the retroactive implementation of speculative position limits or higher margin requirements, the establishment of daily price limits and the suspension of trading.

Disclosure of Portfolio Holdings

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the Funds' SAI.

Fund Management

22 :: Fund Management

Board of Trustees and Officers

The Funds' Board of Trustees is responsible for the general supervision of the Trust. The Trust's officers are responsible for the day-to-day operations of the Funds.

Investment Adviser

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, serves as the investment adviser to the Funds and provides investment advice and management services to the Funds. ProFund Advisors has served as the investment adviser and management services provider since the Funds' inception. ProFund Advisors oversees the investment and reinvestment of the assets in each Fund. For its investment advisory services, ProFund Advisors is entitled to receive annual fees equal to 0.75% of the average daily net assets of each Fund. ProFund Advisors bears the costs of providing advisory services.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the Funds is available in the Funds' annual report to shareholders dated October 31, 2017. Subject to the condition that the aggregate daily net assets of the Trust and ProFunds (ProFunds funds are not part of the Trust and are offered through a separate prospectus) be equal to or greater than $10 billion, the Advisor has agreed to reduce each Fund's annual investment advisory fee by 0.025% on assets in excess of $500 million up to $1 billion, 0.05% on assets in excess of $1 billion up to $2 billion and 0.075% on assets in excess of $2 billion. During the year ended October 31, 2017, no Fund's annual investment advisory fee was subject to such reductions. During the year ended October 31, 2017, each Fund paid the Advisor fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex Bear High Yield Fund	0.00%
Access Flex High Yield Fund	0.75%

Portfolio Management

The following individual has responsibility for the day-to-day management of the Funds as set forth in the summary section relating to each Fund. The Portfolio Manager's business experience for the past five years is listed below. Additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and his ownership of the Access One Funds and ProFunds can be found in the SAI.

Jeffrey Ploshnick, ProFund Advisors: Senior Portfolio Manager since May 2007. ProShare Advisors LLC: Senior Portfolio Manager since March 2011. ProShare Capital Management LLC: Senior Portfolio Manager since April 2011. Mr. Ploshnick is a registered associated person and an NFA associate member since April 2011.

Benjamin McAbee, ProFund Advisors LLC: Portfolio Manager since August 2016, Associate Portfolio Manager from December 2011 to August 2016 and Senior Portfolio Analyst from May 2011 to December 2011. ProShare Advisors: Portfolio Manager since August 2016, Associate Portfolio Manager from December 2011 to August 2016 and Senior Portfolio Analyst from May 2011 to December 2011. ProShares Capital Management LLC: Portfolio Manager since August 2016, Associate Portfolio Manager from December 2011 to

August 2016. Mr. McAbee is a registered associated person and an NFA associate member since December 2010.

Other Service Providers

ProFunds Distributors, Inc. (the "Distributor"), located at 7501 Wisconsin Avenue, Suite 1000E, Bethesda, Maryland 20814, acts as the distributor of Fund shares and is a wholly-owned subsidiary of ProFund Advisors. Citi Fund Services Ohio, Inc. ("Citi"), located at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, acts as the administrator to the Funds, providing operations, compliance and administrative services. FIS Investor Services LLC ("FIS"), located at 4249 Easton Way, Suite 400, Columbus, OH 43219, acts as transfer agent for the Funds, maintaining shareholder account records for the Funds, distributing distributions payable by the Funds, and producing statements with respect to account activity for the Funds and their shareholders.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Funds under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of the Funds for such services. During the year ended October 31, 2017, each Fund paid the Advisor management services fees in the following amounts (fees paid reflect the effects of any expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)
Access Flex Bear High Yield Fund	0.00%
Access Flex High Yield Fund	0.15%

General Information

24 :: General Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the NAV per share next determined after your transaction request is received by the transfer agent in good order (i.e., required forms are complete and, in the case of a purchase, correct payment is received). Each Fund calculates its NAV by taking the value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class' outstanding shares.

Each Fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Short-term securities are valued on the basis of amortized cost or based on market prices. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. Routine valuation of certain derivatives is performed using procedures approved by the Board.

If market quotations are not readily available, an investment may be valued by a method that the Board of Trustees believes accurately reflects fair value. The use of such a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment's value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. Any such fair valuations will be conducted pursuant to Board approved fair valuation procedures. At times, a Fund may, pursuant to Board-approved procedures, write down the value of an investment or other asset to reflect, among other things, decreases in the value of the asset or decreases in the likelihood that the Fund will be able to collect on the asset. These write downs will reduce the value of the asset and, ultimately, the value of the Fund. Fair valuation procedures involve the risk that a Fund's valuation of an investment may be higher or lower than the price the investment might actually command if the Fund sold it. See the Funds' SAI for more details.

Each Fund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business except for any day during which the relevant bond markets are closed and the NYSE is open (currently expected to be Columbus Day and Veterans' Day).

To the extent a Fund's portfolio investments trade in markets on days when the Fund is not open for business, the value of the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a Fund is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Washington's Birthday (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving

Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice.

Bond Market Closures: The Securities Industry and Financial Markets Association ("SIFMA") has recommended that the U.S. bond markets close on the following days in 2018 and 2019: March 30, 2018, May 28, 2018, July 4, 2018, September 3, 2018, October 8, 2018, November 12, 2018, November 22, 2018, December 25, 2018, January 1, 2019, January 21, 2019 and February 18, 2019. SIFMA may announce changes to this schedule from time to time.

Early Closes: If the exchange or market on which a Fund's underlying investments are primarily traded closes early, or if the NYSE closes early, the NAV may be calculated prior to its normal calculation time.

SIFMA has recommended that the bond markets close early at 2:00 p.m. (Eastern Time) on March 29, 2018, May 25, 2018, July 3, 2018, November 23, 2018, December 24, 2018 and December 31, 2018. SIFMA may announce changes to this schedule or other early close dates from time to time.

The NYSE will close early (1:00 p.m. Eastern Time) on the days before Independence Day and Christmas Day and on the day after Thanksgiving Day.

A Fund may cease taking transaction requests, including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days, at times other than the normal cut-off time. See "Transaction Cut-Off Times" in the Shareholder Services Guide in this Prospectus for more details.

Form of Redemption Proceeds

You may receive redemption proceeds of your sale of shares of a Fund in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to three days following the receipt of your redemption request made in "good order" to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund maintains a cash balance that serves as a primary source of liquidity for meeting redemption requests. The Funds may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. The Funds reserve the right to redeem in-kind. Each of these redemption methods may be used regularly and in stressed market conditions in conformity with applicable rules of the SEC.

Cost Basis Reporting: Upon the redemption or exchange of your shares in a Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the Internal Revenue Service ("IRS") with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see the Funds' website at ProFunds.com or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select or change a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

General Information :: 25

Dividends and Distributions

At least annually, each of the Funds intends to declare and distribute to shareholders all of the year's net investment income and net realized capital gains, if any, as follows:

	Dividends		Capital Gains
Fund	Accrued	Paid	Paid
Access Flex Bear High Yield Fund	Annually	Annually	Annually
Access Flex High Yield Fund	Quarterly	Quarterly	Annually

The Funds do not announce dividend distribution dates in advance. Certain investment strategies employed by the Funds may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. The Funds may declare additional capital gains distributions during a year. A Fund will reinvest distributions in additional shares of that Fund unless a shareholder has written to request distributions in cash (by check, wire or Automated Clearing House ("ACH")).

By selecting the distribution by check or wire option, a shareholder agrees to the following conditions:

>  If a shareholder elects to receive distributions by check or wire, each Fund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another Fund regardless of amount.

>  Any dividend or distribution check, which has been returned, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the Fund from which such distribution was paid or, if the account is closed or only the Government Money Market ProFund is open, the funds will be reinvested into the Government Money Market ProFund (information about the Government Money Market ProFund is contained in a separate prospectus, which may be obtained by calling (888) 776-5717 or (240) 497-6552); and

>  Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the Fund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Tax Consequences

The following information is a general summary of the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. Please see "Taxation" in the SAI for more information.

Each Fund intends to qualify for treatment as a "regulated investment company" ("RIC") for federal income tax purposes. As such, the Funds do not ordinarily pay federal income tax on net investment income and net realized capital gains that they timely distribute to shareholders. In order for a Fund to so qualify, it must meet certain tests with respect to the sources and types of its income, the nature and diversification of its assets, and the timing and amount of its distributions to shareholders.

>  Each Fund intends to distribute all or substantially all of its net investment income and capital gains to shareholders every year or more often if in the best interest of the Fund shareholders.

>  For federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

>  Whether a distribution of capital gains by a Fund is taxable to shareholders as ordinary income or at the rates applicable to net capital gains depends on how long the Fund owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of the Fund.

>  Distributions of gains from investments that a Fund has owned (or is treated as having owned) for more than 12 months and that are properly reported by the Fund as capital gain dividends will be treated as long-term capital gains includable in a shareholder's net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is treated as having owned) for 12 months or less and gains on the sale of bonds characterized as market discount will be taxable to shareholders as ordinary income.

>  Distributions of investment income reported by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to net capital gains, provided that holding period and other requirements are met at both the shareholder and Fund level. The Funds do not expect a significant portion of their distributions to be derived from or reported as qualified dividend income.

>  Shareholders will generally be subject to tax on Fund distributions regardless of whether they receive cash or choose to have the distributions reinvested.

>  Distributions are taxable even if they are paid from income or gains earned by a Fund prior to the shareholder's purchase of Fund shares (which income or gains were thus included in the price paid for the Fund shares).

>  Dividends declared by the Funds in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>  If shareholders redeem their Fund shares, they may have a capital gain or loss, which will be long-term or short-term depending upon how long they have held the shares. Net gains resulting from redemptions or sales of shares held for more than one year generally are taxed at net capital gain rates, while those resulting from redemptions or sales of shares held for one year or less generally are taxed at ordinary income rates.

>  If shareholders exchange shares of one Fund for shares of a different Fund, this will be treated as a sale of the Fund's shares and any gain on the transaction may be subject to federal income tax.

>  The Internal Revenue Code of 1986, as amended (the "Code"), generally imposes a 3.8% Medicare contribution tax

26 :: General Information

on the "net investment income" of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose, among other things, dividends paid by a Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

>  Income and gains from investments in securities of foreign issuers, if any, may be subject to foreign withholding or other taxes. In such a case, a Fund's yield on those securities would decrease. It is not anticipated that Fund shareholders will be able to claim a credit or deduction with respect to such foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

>  A Fund's investment in certain debt instruments and a Fund's use of derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, a Fund could be required at times to liquidate other investments (including when otherwise disadvantageous to do so) in order to satisfy its distribution requirements under the Code.

>  A Fund's use of derivatives will also affect the amount, timing, and character of the Fund's distributions. As discussed above, in order to qualify for the special tax treatment accorded a RIC and its shareholders, a Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. A Fund's pursuit of its investment strategies will potentially be limited by the Fund's intention to qualify for such treatment and could adversely affect the Fund's ability so to qualify. A Fund can make certain investments, the treatment of which for these purposes is unclear. If, in any year, a Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund's net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

>  Distributions by a Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws and net gains on the redemption or sale of Fund shares by such plans will generally not be taxable. Special tax rules apply to investments through such plans. Shareholders should consult their tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

>  The Funds are required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds to shareholders who fail to provide the Fund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

>  In general, dividends paid to a shareholder that is not a "United States person" within the meaning of the Code (such a shareholder, a "foreign person") that a Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain other requirements are met. A Fund (or intermediary, as applicable) is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those a Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). See the Fund's SAI for further information.

>  Special tax considerations may apply to foreign persons investing in a Fund. Please see the SAI for further information.

>  Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, "FATCA") generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an "IGA"). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA 30% of ordinary dividends the Fund pays to shareholders and, on or after January 1, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends it pays. If a payment by a Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., capital gain dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

The discussion above is very general. Because each shareholder's tax circumstances are unique and because the tax laws are subject to change, it is recommended that shareholders consult their own tax advisors about the federal, state, local and foreign tax consequences of investing in the Funds.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including, among others, the Advisor, administrator, custodian, transfer agent, and Distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or "third party") beneficiaries of, any of these contractual arrangements, and those contractual arrangements are not

General Information :: 27

intended to create in any individual shareholder or group of shareholders and right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of a Fund. None of this Prospectus, the SAI or any contract that is an exhibit to the Trust's registration statements, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any investor, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person than any rights conferred explicitly by federal or state securities laws that may not be waived.

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Shareholder Services Guide

30  ::  Shareholder Services Guide

Opening A New Account

ProFunds Trust and Access One Trust hereafter, ProFund(s) offer two classes of shares: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not applicable to Investor Class Shares. There is a separate New Account Form for each class of shares available. Please ensure you have the correct New Account Form before completing it.

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
Please note: Purchases must be made according to the transaction cut-off times stated within the Shareholder Services Guide.
Account Minimums (all account types)	The minimum initial investment* amounts are: > $5,000 for accounts that list a financial professional. > $15,000 for self-directed accounts.	Not Applicable.
By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Complete a ProFunds’ investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount.

Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.
	Step 3: Send the signed New Account Form and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800	Step 3: Send the investment slip and check to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800
By Phone via Wire	Step 1: Complete a New Account Form (see “Completing your New Account Form”).

Step 1:

Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired,

>    the ProFund(s) in which you wish to invest

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds and the funding is received in good order by the transfer agent),

>    bank wire instructions

	Step 2: Fax the New Account Form to (800) 782-4797 (toll-free) or (614) 470-8718.	Step 2: Contact your bank to initiate your wire transfer.

Step 3:
Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Instructions given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds.

Step 4: Call your bank to initiate your wire transfer.
Step 5: Send the original, signed New Account Form to: ProFunds • P.O. Box 182800 • Columbus, OH 43218-2800

* Under certain circumstances, ProFunds may waive minimum initial investment amounts.

Shareholder Services Guide  ::  31

You may purchase shares using any of the following methods.	HOW TO MAKE AN INITIAL PURCHASE	HOW TO PURCHASE ADDITIONAL SHARES
By Phone via ACH Please note: the maximum ACH purchase amount is $50,000	Initial purchase via ACH not available.	Step 1: Establish bank instructions on your account by completing a Bank Authorization Form (if not already established).

Step 2:

Call ProFunds to inform us of:

>    the fact that you want to make an ACH purchase,

>    your account number,

>    the purchase amount,

>    the ProFund(s) in which you wish to invest,

You will be provided a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

By Internet via check or wire	Step 1: Go to ProFunds.com.	Step 1: Go to ProFunds.com.
	Step 2: Click on “Open Account.”	Step 2: Click on the “Access Account” button.
	Step 3: Complete an on-line New Account Form.	Step 3: Enter User Name and Password.

Step 4:

If funding with check:

Mail check payable to ProFunds to: P.O. Box 182800 Columbus, OH 43218-2800

Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number.

You will be provided:

>    a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds), and

>    bank wire instructions.

Instructions given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds.

Step 4: Follow transaction instructions for making a purchase.
Through a Financial Professional	Contact your financial professional with your instructions.	Contact your financial professional with your instructions.

32  ::  Shareholder Services Guide

You may exchange or redeem shares using any of the following methods	HOW TO EXCHANGE OR REDEEM SHARES
By Mail

To redeem shares using ProFund form:

Complete and mail the appropriate Withdrawal Request or IRA Distribution Request Form located at ProFunds.com

To exchange or redeem shares by letter:
ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request (see “Exchanging Shares”). ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” or call ProFunds for additional information.

By Telephone

Individual Investors:
(888) 776-3637 or (614) 470-8122
Financial Professionals and Institutions:
(888) 776-5717 or (240) 497-6552
Interactive Voice Response System (“IVR”):
Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

ProFunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. (Your transaction is not effective until you have received a confirmation number from ProFunds.)

Through a Financial Professional	Contact your financial professional with your instructions.

Contact Information
By Telephone	Individual Investors: (888) 776-3637 or (614) 470-8122 Financial Professionals and Institutions: (888) 776-5717 or (240) 497-6552
Fax	(800) 782-4797 (toll-free) or (614) 470-8718
Internet	ProFunds.com
Regular mail	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail	ProFunds c/o Transfer Agent 4249 Easton Way, Suite 400 Columbus, OH 43219

ProFunds/Access One Accounts

To open a mutual fund account, you will need to complete a New Account Form. You should also read the relevant prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ website. For guidelines to help you complete the Form, see the instructions below. You may also open certain new accounts online. Go to ProFunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened online must be funded by check or wire purchase.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) are available. Please visit ProFunds.com or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing Your New Account Form

> You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.

>  Attach the trust documents when establishing a trust account. Contact ProFunds for specific requirements.

> When establishing an account for your corporation, partnership or self-directed retirement plan, please check the appropriate box to indicate the correct account type to ensure proper tax reporting, and provide a certified corporate resolution or other documentation evidencing your authority to open the account and engage in transactions.

>     You must provide a street address (ProFunds does not accept P.O. Box-only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>     You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Government Money Market ProFund (which is offered through a separate prospectus).

>     Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with the requirements under anti-money laundering regulations. In addition, transaction orders, including orders for purchases,

Shareholder Services Guide  ::  33

exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

You have the option to send purchase orders by mail or Internet and to send purchase proceeds by check, ACH or wire. Initial purchases via ACH are not accepted. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

Each ProFund prices shares you purchase at the price per share next computed after it (or an authorized financial intermediary) receives your purchase request in good order. To be in good order, a purchase request must include a wire or check or the processing of an ACH initiated (as applicable) by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important Information You Should Know When You Purchase Shares:

>       Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart under “Transaction Cut-Off Times.”

>      Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.

>       Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Investor Class or Service Class Shares, as applicable, of the Government Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Government Money Market ProFund, to an existing active ProFund account. ProFunds is not responsible for transfer errors by sending or receiving bank and will not be liable for any loss incurred due to a wire transfer or ACH not having been received. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our administrative office in Columbus, Ohio.

>       If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>       ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

>       ProFunds may reject or cancel any purchase orders for any reason.

>       The minimum for initial purchases may be waived in certain circumstances.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class Shares of any publicly available ProFund for Investor or Service Class Shares, respectively, of another publicly available series of Access One Trust or series of ProFunds Trust that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described under “Transaction Cut-Off Times.” The Access One Funds are offered through a separate prospectus.

ProFunds will need the following information to process your exchange:

>       the account number applicable to the exchange transaction request;

>     the number of shares, percentage, or dollar value of the shares you wish to exchange; and

>       the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access One Fund you are exchanging into.

Please note that the transaction cut-off times of one Fund may differ from those of another Fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the Fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can perform exchanges by mail, phone and online at ProFunds.com.

Important Information You Should Know When You Exchange Shares:

>     An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor for more information.

>     ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

>    None of ProFunds, ProFunds Distributors, Inc. or the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or

34  ::  Shareholder Services Guide

due to a decline in the value of the ProFund from which you are exchanging.

>     The redemption and purchase will be processed at the next calculated NAVs of the respective ProFunds or Access One Funds after the Fund has received your exchange request in good order.

>     The exchange privilege may be modified or discontinued at any time.

>     Before exchanging into a ProFund or Access One Fund, please read such fund’s prospectus.

>     Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares. You may receive redemption proceeds of your sale of shares of a Fund in a check, ACH, or federal wire transfer. The Funds typically expect that it will take one to three days following the receipt of your redemption request made in “good order” to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days.

ProFunds will need the following information to process your redemption request:

>     name(s) of account owners;

>     account number(s);

>     the name of the ProFund(s);

>     your daytime telephone number;

>     the dollar amount, percentage or number of shares being redeemed; and

>     how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account. ProFunds may charge a fee associated with overnight mailings or Saturday delivery of redemption proceeds.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds may charge a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important Information You Should Know When You Sell Shares:

>  ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form. Redemptions requested via telephone must be made payable to the name on the account and sent to the address or bank account listed on the account.

>     To redeem shares from a retirement account, you may make this request in writing by completing an IRA Distribution Request Form. In certain cases, distributions may be requested via telephone with proceeds sent to the address or bank on record on the account. Financial professionals may not request a redemption from an IRA on your behalf. You should consult a tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences for you. Call ProFunds to request an IRA Distribution Request Form or download the form from the ProFunds’ website, ProFunds.com.

>     If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures of all registered owners must be guaranteed (see “Signature Guarantees”).

>     If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.

>     ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>     Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the SEC; (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all initial investments with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum initial investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance during the notice period, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Shareholder Services Guide  ::  35

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by the ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before the cut-off times detailed in the table below to be processed at that business day’s NAV. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e., the call must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close. When the bond markets close early, the cut-off times for the U.S. Government Plus ProFund, Rising Rates Opportunity 10 ProFund and Rising Rates Opportunity ProFund, as well as the Access One Funds, are adjusted for the early close. Certain financial intermediaries may impose cut-off times different from those described below.

Method	Fund/Trust	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)
By Mail	All	4:00 p.m.
By Telephone and Wire	ProFunds Trust	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 5:00 p.m. through 7:00 p.m.
	Access One Trust	3:00 p.m.
By Internet, Fund/SERV and Interactive Voice Response System (“IVR”)	ProFunds Trust	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 5:00 p.m.
	Access One Trust	3:00 p.m.	Access One Funds accept all transactions starting at 8:00 a.m. through the transaction cut-off time and from 5:00 p.m. through 7:00 p.m.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. None of ProFunds, ProFunds Distributors, Inc. nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality -assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. None of ProFunds, ProFunds’ transfer agent nor ProFunds Distributors, Inc. will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Signature Verification for Certain Transactions

Signature Guarantee Program — Financial Transactions

Certain redemption requests must include a signature guarantee if any of the following apply:

•      Your account address has changed within the last 10 business days;

•         A check is being mailed to an address different than the one on your account;

•         A check or wire is being made payable to someone other than the account owner;

•         Redemption proceeds are being transferred to an account with a different registration;

•       A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account; or

•      Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

36  ::  Shareholder Services Guide

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a Financial Industry Regulatory Authority, Inc. (“FINRA”) member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

Signature Validation Program — Non-Financial Transactions

The Signature Validation Program (SVP) is intended to provide validation of authorized signatures for those transactions considered non-financial (i.e., do not involve the sale, redemption or transfer of securities). The purpose of the SVP stamp on a document is to authenticate your signature and to confirm that you have the authority to provide the instructions in the document. This stamp may be obtained from eligible members of a Medallion Signature Guarantee Program (see above) or other eligible guarantor institutions in accordance with SVP.

Eligible guarantor institutions generally include banks, broker/dealers, credit unions, members of national securities exchanges, registered securities associations, clearing agencies and savings associations. You should verify with the institution that they are an eligible guarantor institution prior to signing. A notary public cannot provide an SVP stamp.

The Fund accepts an SVP stamp or a Signature Guarantee stamp if you request any of the following non-financial transactions:

•  Name change

•  Add/Change banking instructions

•  Add/Change beneficiaries

•  Add/Change authorized account traders

•  Add a Power of Attorney

•  Add/Change Trustee

•  UTMA/UGMA custodian change

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be deposited into the shareholder’s account in the Government Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason.

As noted under “Investment Objectives, Principal Investment Strategies and Related Risks — Other Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively affect performance by increasing transaction costs and generating greater tax liabilities for shareholders. In addition, large movements of assets into and out of a ProFund may negatively affect a ProFund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Additional Shareholder Services
Automatic Investment Plans (AIP) and Systematic Withdrawal Plans (SWP)

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. You may sign up for these services on the New Account Form, or you may download or request an Account Options Form to add these services to an existing account. Requests to add an Automatic Investment Plan (AIP) to an account should be received in good order at least three business days prior to the first date in which the AIP is to run.

Account Statements and Confirmations

Shareholders with ProFund accounts will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Shareholders will also receive transaction confirmations for most Fund transactions. Shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Delivery Program — PaperFreeTM.”

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans.

Cost Basis

Shares purchased on or after January 1, 2012: The Emergency Economic Stabilization Act of 2008 included tax reporting rules that change the information ProFunds reports on Form 1099-B for mutual fund shares purchased on or after January 1, 2012, and subsequently sold. The law expands the information reported to the IRS and to shareholders to include the adjusted cost basis, whether any gain or loss is short- or long-term, and whether any loss is disallowed by the wash sale rules.

Generally, the rules apply to those accounts that currently receive Form 1099-B tax reporting, such as individual, joint, partnership and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act registrations. S Corporations are also covered by the new rules. Accounts held by retirement accounts and C Corporations are not subject to the new reporting requirements.

For shares purchased on or after January 1, 2012, investors who purchase shares directly from ProFunds have the opportunity to choose which method ProFunds uses to calculate cost basis or to use the ProFunds default method — Average Cost. ProFunds will use the Average Cost method if a shareholder does not instruct it to use an alternate method. Investors should consult a qualified tax advisor to determine the method most suitable for their situation. For shares purchased through a financial intermediary, the intermediary’s default method will apply in the absence of an election by the investor to use a different method. Investors that purchase shares through a financial intermediary should consult their intermediary for information regarding

Shareholder Services Guide  ::  37

available methods and how to select or change a particular method.

Electronic Document Delivery Program — PaperFreeTM

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds Prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ website. You may elect the PaperFreeTM service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify transaction order cut-off times and different share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. Furthermore, such financial intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on a ProFund’s behalf. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell Fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. The expenses paid by each ProFund are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Distribution and Service (12b-1) Fees — Service Class

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees and administered by ProFunds Distributors, Inc., (the “Distributor”), each ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Payments to Financial Firms

ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties, including financial firms, for distribution-related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for the ProFunds contained in this Prospectus.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition to the payments described above, the Distributor and ProFund Advisors from time to time provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ProFunds, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law and Rules of FINRA.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for

38  ::  Shareholder Services Guide

recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

Financial Highlights

The following tables are intended to help you understand the financial history of Investor Class Shares and Service Class Shares of each Access One Trust Fund offered in this Prospectus for the past five years.

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. This information has been derived from information audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the financial statements of the Funds for the year ended October 31, 2017, appears in the annual report of the Trust and is available upon request.

40 :: Access One Trust :: Financial Highlights

Access One Trust Financial Highlights FOR THE PERIODS INDICATED

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	In Excess of Net Investment Income	Return of Capital		Total Distributions
Access Flex Bear High Yield Fund(c)
Investor Class
Year Ended October 31, 2017	$40.76	(0.50)	(1.99)	(2.49)	—	—		—
Year Ended October 31, 2016	$45.65	(0.70)	(4.19)	(4.89)	—	—		—
Year Ended October 31, 2015	$48.90	(0.80)	(2.45)	(3.25)	—	—		—
Year Ended October 31, 2014	$53.35	(0.90)	(3.55)	(4.45)	—	—		—
Year Ended October 31, 2013	$64.25	(1.00)	(9.90)	(10.90)	—	—		—
Service Class
Year Ended October 31, 2017	$36.49	(0.85)	(1.53)	(2.38)	—	—		—
Year Ended October 31, 2016	$41.25	(1.10)	(3.66)	(4.76)	—	—		—
Year Ended October 31, 2015	$44.60	(1.25)	(2.10)	(3.35)	—	—		—
Year Ended October 31, 2014	$49.20	(1.40)	(3.20)	(4.60)	—	—		—
Year Ended October 31, 2013	$59.85	(1.55)	(9.10)	(10.65)	—	—		—
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2017	$32.66	(0.16)	2.27	2.11	(1.23)	—		(1.23)
Year Ended October 31, 2016	$33.89	(0.26)	1.94	1.68	(2.91)	—		(2.91)
Year Ended October 31, 2015	$33.83	(0.36)	0.82	0.46	(0.40)	—	(g)	(0.40)
Year Ended October 31, 2014	$34.24	(0.32)	1.45	1.13	(1.54)	—		(1.54)
Year Ended October 31, 2013	$31.50	(0.36)	3.64	3.28	(0.54)	—		(0.54)
Service Class
Year Ended October 31, 2017	$31.89	(0.48)	2.22	1.74	(0.83)	—		(0.83)
Year Ended October 31, 2016	$33.15	(0.57)	1.90	1.33	(2.59)	—		(2.59)
Year Ended October 31, 2015	$33.20	(0.69)	0.80	0.11	(0.16)	—	(g)	(0.16)
Year Ended October 31, 2014	$33.59	(0.65)	1.44	0.79	(1.18)	—		(1.18)
Year Ended October 31, 2013	$31.03	(0.69)	3.59	2.90	(0.34)	—		(0.34)

				Ratios to Average Net Assets				Supplemental Data
	Net Asset Value, End of Period	Total Return		Gross Expenses	Net Expenses		Net Investment Income (Loss)	Net Assets, End of Period (000's)	Portfolio Turnover Rate(b)
Access Flex Bear High Yield Fund(c)
Investor Class
Year Ended October 31, 2017	$38.27	(6.09	)%(d)	4.18%	1.78%		(1.30)%	$671	—
Year Ended October 31, 2016	$40.76	(10.73)%		4.24%	1.78%		(1.63)%	$3,028	—
Year Ended October 31, 2015	$45.65	(6.65)%		2.69%	1.78%		(1.75)%	$1,518	—
Year Ended October 31, 2014	$48.90	(8.34)%		2.47%	1.84	%(e)	(1.83)%	$3,777	—
Year Ended October 31, 2013	$53.35	(16.96)%		2.30%	1.73%		(1.70)%	$8,168	—
Service Class
Year Ended October 31, 2017	$34.11	(6.55	)%(d)	5.18%	2.78%		(2.30)%	$116	—
Year Ended October 31, 2016	$36.49	(11.62)%		5.24%	2.78%		(2.63)%	$169	—
Year Ended October 31, 2015	$41.25	(7.40)%		3.69%	2.78%		(2.75)%	$165	—
Year Ended October 31, 2014	$44.60	(9.35)%		3.47%	2.84	%(e)	(2.83)%	$879	—
Year Ended October 31, 2013	$49.20	(17.79)%		3.32%	2.75%		(2.72)%	$168	—
Access Flex High Yield Fund
Investor Class
Year Ended October 31, 2017	$33.54	6.58	%(f)	1.81%	1.81%		(0.49)%	$25,367	1,517%
Year Ended October 31, 2016	$32.66	5.50%		1.64%	1.64%		(0.80)%	$41,517	1,851%
Year Ended October 31, 2015	$33.89	1.38%		1.83%	1.83%		(1.06)%	$12,697	2,247%
Year Ended October 31, 2014	$33.83	3.38%		1.73%	1.73%		(0.95)%	$52,313	1,732%
Year Ended October 31, 2013	$34.24	10.52%		1.62%	1.62%		(1.10)%	$39,057	1,910%
Service Class
Year Ended October 31, 2017	$32.80	5.54	%(f)	2.81%	2.81%		(1.49)%	$5,326	1,517%
Year Ended October 31, 2016	$31.89	4.53%		2.64%	2.64%		(1.80)%	$8,834	1,851%
Year Ended October 31, 2015	$33.15	0.30%		2.83%	2.83%		(2.06)%	$21,817	2,247%
Year Ended October 31, 2014	$33.20	2.40%		2.73%	2.73%		(1.95)%	$10,829	1,732%
Year Ended October 31, 2013	$33.59	9.39%		2.62%	2.62%		(2.10)%	$51,295	1,910%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the amount and timing of sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(c)  As described in Note 9, adjusted for 5:1 reverse share split that occurred on December 5, 2016.

(d)  During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 3.30%.

(e)  The expense ratio does not correlate to the applicable expense limits given that the annual contractual limitation is applied for the one year periods ended February 28th of each year (February 29th of a leap year), instead of coinciding with the October 31st year end. Details of the current expense limitation in effect can be found in Note 4 of the accompanying Notes to Financial Statements.

(f)  During the year ended October 31, 2017, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.76%.

(g)  Amount is less than $0.005.

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P.O. Box 182800

Columbus, OH 43218-2800

Additional information about the Access One Trust Funds ("Funds") is available in the annual and semi-annual reports to shareholders of the Funds. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about the Funds in their current Statement of Additional Information ("SAI"), dated February 28, 2018, as may be amended from time to time, which has been filed electronically with the Securities and Exchange Commission ("SEC") and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semi-annual reports are available, free of charge, online at ProFunds.com. You may also receive a free copy of the SAI or the annual or semi-annual reports or make inquiries to the Funds by writing us at the address set forth below or calling us toll-free at the appropriate telephone number set forth below.

Access One Trust

Post Office Mailing Address for Investments

P.O. Box 182800
Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 or (614) 470-8122
Fax Number: (800) 782-4797 or (614) 470-8718

Website Address: ProFunds.com

You can find reports and other information about the Funds on the SEC's website (www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-1520. Information about the Funds, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at (202) 551-8090.

ProFunds and the Bull & Bear design are trademarks of ProFund Advisors LLC and licensed for use. Access One Funds are distributed by ProFunds Distributors, Inc.

ProFunds Executive Offices
Bethesda, MD

Investment Company Act File No. 811-21634

  AOT1218-SUPP